EXHIBIT 32.1

                                  Certification
Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Bronco Energy Fund, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





                              /S/ DANIEL BAKER
DATE: AUGUST 15, 2005            NAME: DANIEL BAKER
                              TITLE: CHIEF EXECUTIVE OFFICER

                              /S/ JAMES MARSHALL
DATE: AUGUST 15, 2005            NAME: JAMES MARSHALL
                              TITLE: CHIEF FINANCIAL OFFICER AND TREASURER



The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.